Putnam
Florida
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

With an eye toward the prevailing uncertainties in the markets during the semiannual period ended November 30, 2002, Putnam Florida Tax Exempt Income Fund's managers kept a majority of the fund's assets invested in high-quality bonds for the safety they represent. In their search for higher income, however, the managers also committed a portion of the fund's assets to lower-rated securities.

As the period progressed and uncertainties continued to plague the markets, investors abandoned their lower-rated bonds in favor of the safer haven of higher-quality issues. The resulting shrinkage in the value of the lower-rated holdings in its portfolio was a key factor in the fund's performance during the period. While the fund underperformed its more broadly diversified benchmark index, it outperformed the average for its Lipper category based on returns at net asset value. You will find the details on page 8.

Over time, the managers believe their strategy will prove to have merit and they expect that investors with patience will reap the benefits. In the following report, you will find their rationale, along with an explanation of the fund's performance during the period and their views on the fund's prospects for the balance of its fiscal year.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 15, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

When Putnam Florida Tax Exempt Income Fund marked the halfway point in its fiscal year on November 30, 2002, both the economic environment and financial markets appeared benign. Economic growth seemed to be back on track; interest rates had risen modestly from historic lows; and, in the face of slightly stronger growth, bond investors had renewed their inflation-wary vigilance, demanding modestly higher yields. These conditions stand in marked contrast to the turbulence investors experienced earlier in the period.

Against the volatile economic and market backdrop that prevailed for most of the six-month period, your fund turned in positive absolute performance at net asset value. Relative performance lagged the more geographically diversified Lehman Municipal Bond Index primarily due to the fund's greater exposure to lower-rated securities in an environment that for much of the period favored higher-rated issues. Nevertheless, the fund outpaced the average return for Florida Municipal Debt Funds tracked by Lipper. Much of the fund's outperformance versus its peer group is attributable to duration and call protection strategies as well as superior security selection. More detailed information about the fund's performance begins on page 8.

Total return for 6 months ended 11/30/02

       Class A           Class B           Class M
     NAV     POP       NAV    CDSC       NAV     POP
-----------------------------------------------------------------------
    3.21%  -1.66%     2.88%  -2.12%     2.95%  -0.38%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/
health care              27.2%

Water and sewer          11.8%

Waste management          4.0%

Utilities
and power                 2.3%

Housing                   2.2%

Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.

* SLOWLY DECLINING MUNICIPAL RATES HAD POSITIVE IMPLICATIONS

Municipal-bond issuers are usually able to offer significantly lower rates than comparable taxable issuers because the interest they pay is not subject to federal income tax. However, the difference in the rate of decline in the taxable versus tax-free bond markets during the period created an unusually attractive environment for tax-averse investors. At the beginning of the period, rates on 10-year Treasuries stood at 5.02% while comparable municipal bonds yielded 4.33%. At the end of the period, 10-year Treasuries were yielding 4.21% while their municipal counterparts yielded 4.00%, shrinking the difference in yields between the taxable versus tax-free securities.

We anticipated that it would be profitable to buy municipal bonds and sell Treasuries to take advantage of this aberration. In investment parlance, such a strategy is known as a cross-market trade. We bought 10-year municipal bonds and sold 10-year Treasury futures contracts. These are contracts to buy or sell Treasury bonds rather than the actual bonds; they are exchange traded just like securities, but they don't pay income, and they have the potential to increase or decrease in value. We believe that municipal-bond supply/demand dynamics will become more balanced in the next couple of months, when bondholders with proceeds from maturing instruments or coupon income will be looking for reinvestment opportunities. Similarly, we believe that interest rates will eventually begin to rise. Either or both of these events should push the yield differential between municipal and Treasury bonds back to more traditional levels. In the meantime, our cross-market trade is designed to enable the fund to take advantage of unusually attractive tax-exempt yields while reducing its price sensitivity.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 60.3%

Aa/AA -- 6.4%

A -- 8.2%

Baa/BBB -- 12.0%

Ba/BB -- 5.1%

A-1+/VMIG1 -- 7.7%

Other -- 0.3%

Footnote reads:
*As a percentage of market value as of 11/30/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Fund Profile

Putnam Florida Tax Exempt Income Fund seeks to provide high current income free from federal income tax, consistent with the preservation of capital. The fund also tries to invest so that shares of the fund are exempt from Florida intangibles tax. It may be suitable for investors seeking tax-free income through a portfolio of municipal bonds.

One of the concerns shared by bond and stock investors this summer was the prospect of deflation -- a scenario where sluggish economic growth and corporate layoffs cause consumers to retrench, squeezing corporate profits and setting in motion a slowing economic spiral. In the final months of the period, the results of the midterm elections and the Federal Reserve Board's 0.5% cut in the federal funds rate were regarded as positives. By cutting the federal funds target rate to a 41-year low of 1.25%, we believe the Fed's goal was to boost consumer and investor confidence and pump more money into an anemic economy. Moreover, the Fed also shifted its bias from weakness to neutral -- indicating a perceived balance in the underlying economic forces.

The prospect of stronger growth with little or no inflation is good news for bond investors because it should help keep interest rates and prices relatively stable. Stability and attractive tax-equivalent yields should help maintain demand for municipal securities. Additionally, if rates do rise, we believe that yields on municipals will rise at a slower pace relative to Treasuries given the current attractive yield differential.

* FUND SOUGHT OPPORTUNITIES IN  LOWER-QUALITY BONDS

While the fund's overall average credit quality remains high -- a solid AA at the end of the period -- the fund also seeks higher-yielding opportunities among lower-rated bonds in pursuit of its income objective. Your fund management team's approach to the lower-rated segment of the municipal-bond market is risk-aware and research-intensive. Lower-rated securities have their ratings for a reason, and we rely on the watchfulness of our team of analysts to identify opportunities and alert us to potential problems.

In anticipation of renewed economic growth that we believe is on the horizon, we favored bonds in sectors that were closely tied to the overall economy during the period. Over the past six months many of the best performers came from the health-care sector of the market. One purchase, which was made just before the start of the period and settled early in the period, was a bond issued by the Orange County Health Facilities Authority for Orlando Regional Healthcare System. We were already familiar with this organization because the fund owns $5 million worth of an MBIA-insured issue for the same entity. Now, the Orange County Health Facilities Authority was issuing uninsured debt at a higher yield. Our familiarity with the obligor and our belief that the outlook for the Orlando Regional Healthcare System is positive led to the purchase of $1 million worth of their Series 2002 bonds which had a coupon of 5 3/4%, are scheduled to mature on 12/1/2032, and were rated A2 by Moody's and A- by Standard & Poor's.

"The fund's broad diversification and our emphasis on thorough credit research will be even more important in an environment characterized by slow growth and challenging budgetary situations for many municipalities."

-- David Hamlin, Portfolio Leader, Putnam Florida Tax Exempt Income Fund


The Orlando Regional Healthcare System bond was also illustrative of a trend among insurers to pull back from insuring bonds issued by hospitals that have lower investment-grade credit ratings. We view this trend as positive because it gives us an opportunity to leverage our own credit research to determine the attractiveness of an offering rather than pay a bond insurer to do it. In this instance, for example, we were able to take advantage of a higher yield by purchasing the lower-rated bond.

The land-secured sector also remains a fertile area of opportunity for the fund among lower-rated municipal debt. During the period, the fund purchased $1.375 million worth of a non-rated land-secured debt issued by the Double Branch Community Development District to fund the first phase of a residential development known as Oakleaf Village. The development is 20 miles from downtown Jacksonville, which has exhibited strong growth in recent years. The developer is very conservative, avoiding excessive leverage and building the project in phases so as not to overburden the development with debt. These short-term, unrated bonds have a coupon of 5.60% and are scheduled to mature on 5/1/07.

* TOBACCO SECTOR OFFERED HIGHER YIELDS THAN COMPARABLY RATED SECURITIES

Although holdings in the tobacco sector of the municipal-bond market modestly detracted from performance during the period, primarily as a result of excess supply, we believe this sector remains an area of opportunity for the fund. The tobacco sector was created by states and communities securitizing their expected cash flow from tobacco company settlements. The intention of the settlements was to help states defray the health costs associated with smoking-related illnesses.

The primary attraction of tobacco bonds is that they are higher-quality (typically A-rated) securities but offer yields that are significantly higher than most A-rated securities due to additional risks associated with these bonds. These include the prospect of punitive legal settlements in other states or a decline in tobacco companies' revenue if people stop smoking. We like the bonds because of their high return potential and the extra diversification they provide, but we are careful to monitor developments that may impact the tobacco industry and, in turn, affect the stability of their income.

The fund's weighting in this sector was about 1% at the end of the period. As the issuance calendar remains heavy for this sector, we plan to take advantage of attractively priced issues to expand the fund's position over the coming months.

* OUTLOOK FOR SLOW GROWTH HEIGHTENS IMPORTANCE OF DIVERSIFICATION AND RESEARCH

With interest rates at 40-year lows, some increase in rates seems almost certain to lie ahead, in our view. The Federal Reserve Board recently indicated that no further rate cuts should be expected, and their next move may be to raise rates if prospects for inflation-producing economic growth appear on the horizon. However, bonds with longer maturities often respond more to inflation expectations than to the Fed's moves, and if restored economic growth proceeds with low inflation prospects, it would be less negative for the bond markets. In light of these expectations, we plan to maintain the fund's barbell yield curve position at current levels, emphasizing securities at the long and short end of the maturity spectrum while underweighting intermediate-term maturities. This strategy is consistent with our belief that intermediate-term rates will rise faster in this environment than long-term rates.

If the current recovery continues, some lower-rated bonds could be upgraded by the rating agencies. We believe some caution is warranted, however, especially given lagging tax revenues nationwide. The good news for Florida is that its state budget is reliant on sales and intangibles taxes rather than income taxes. And, because retail sales have held up well throughout this recent bout of economic and market turbulence, Florida's budget is in better shape than many states. From an expenditure standpoint, we continue to monitor Florida's growing infrastructure needs to cope with continuous development and expanding medical costs due to its higher proportion of seniors.

Given our expectation for relatively slow growth and challenging budgetary situations for many municipalities, we believe the fund's broad diversification and careful research to identify bonds with solid backing will be even more important as your fund's management team continues to diligently pursue high current tax-exempt income within a risk-aware, total return framework.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region and involves more risk than a fund that invests more broadly.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), Richard Wyke (Portfolio Member), Jerome Jacobs, and Joyce Dragone.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                     Class A         Class B        Class M
(inception dates)   (8/24/90)       (1/4/93)        (5/1/95)
                   NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months          3.21%  -1.66%   2.88%  -2.12%   2.95%  -0.38%
------------------------------------------------------------------------------
1 year            5.67    0.69    4.99   -0.01    5.25    1.85
------------------------------------------------------------------------------
5 years          27.75   21.66   23.69   21.69   25.84   21.69
Annual average    5.02    4.00    4.34    4.00    4.70    4.00
------------------------------------------------------------------------------
10 years         75.06   66.71   63.51   63.51   69.73   64.23
Annual average    5.76    5.24    5.04    5.04    5.43    5.09
------------------------------------------------------------------------------
Annual average
(life of fund)    6.68    6.26    5.92    5.92    6.31    6.02
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/02

                           Lehman Municipal         Consumer
                              Bond Index           price index
------------------------------------------------------------------------------
6 months                        3.67%                 1.11%
------------------------------------------------------------------------------
1 year                          6.32                  2.25
------------------------------------------------------------------------------
5 years                        33.35                 12.24
Annual average                  5.93                  2.34
------------------------------------------------------------------------------
10 years                       89.35                 27.73
Annual average                  6.59                  2.48
------------------------------------------------------------------------------
Annual average
(life of fund)                  7.36                  2.66
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:

The average cumulative return for the 62 funds in the Lipper Florida Municipal Debt Funds category over the 6 months ended 11/30/02 was 2.85%. Over the 1-, 5-, and 10-year periods ended 11/30/02, annualized returns for the category were 4.92%, 4.61%, and 5.86%, respectively.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/02

                                  Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                             6               6               6
------------------------------------------------------------------------------
Income 1                         $0.198060       $0.167127       $0.183759
------------------------------------------------------------------------------
Capital gains 2                      --              --              --
------------------------------------------------------------------------------
  Total                          $0.198060       $0.167127       $0.183759
------------------------------------------------------------------------------
Share value:                    NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
5/31/02                        $9.29   $9.75       $9.29       $9.29   $9.60
------------------------------------------------------------------------------
11/30/02                        9.39    9.86        9.39        9.38    9.70
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 3         4.14%   3.95%       3.49%       3.84%   3.72%
------------------------------------------------------------------------------
Taxable equivalent 4            6.74    6.43        5.68        6.25    6.06
------------------------------------------------------------------------------
Current 30-day SEC yield 5      3.54    3.37        2.90        3.23    3.12
------------------------------------------------------------------------------
Taxable equivalent 4            5.77    5.49        4.72        5.26    5.08
------------------------------------------------------------------------------

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 38.6% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                      Class A        Class B         Class M
(inception dates)    (8/24/90)       (1/4/93)        (5/1/95)
                    NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months           3.86%  -1.11%   3.65%  -1.36%   3.82%   0.49%
------------------------------------------------------------------------------
1 year             8.60    3.41    7.92    2.92    8.29    4.74
------------------------------------------------------------------------------
5 years           28.34   22.27   24.28   22.28   26.56   22.42
Annual average     5.12    4.10    4.44    4.10    4.82    4.13
------------------------------------------------------------------------------
10 years          76.18   67.74   64.62   64.62   70.93   65.37
Annual average     5.83    5.31    5.11    5.11    5.51    5.16
------------------------------------------------------------------------------
Annual average
(life of fund)     6.78    6.36    6.02    6.02    6.42    6.14
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. It assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.8%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
California (2.8%)
-------------------------------------------------------------------------------------------------------------------
                    CA State Dept. of Wtr. Resources Rev. Bonds, Ser. A
         $1,500,000 6s, 5/1/15                                                            A3             $1,646,250
          3,000,000 AMBAC, 5 1/2s, 5/1/15                                                 Aaa             3,292,500
          3,000,000 5 1/8s, 5/1/18                                                        A3              3,007,500
                                                                                                      -------------
                                                                                                          7,946,250

Florida (81.8%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 Alachua Cnty., Hlth. Fac. Auth. Continuing Care
                    VRDN (Oak Hammock U.), 1.3s, 10/1/32 (SEG)                            VMIG1           9,000,000
                    Brevard Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Courtenay Springs)
          2,000,000 7 3/4s, 11/15/17                                                      AAA/P           2,265,000
          2,345,000 7 1/2s, 11/15/09                                                      AAA/P           2,643,988
          3,500,000 Broward Cnty., Rev. Bonds (Wheelaborator),
                    Ser. A, 5s, 12/1/06                                                   AA-             3,701,250
          2,500,000 Dade Cnty., Professional Sports Franchise Fac. Tax
                    Rev. Bonds, MBIA, 5 3/4s, 4/1/13                                      Aaa             2,790,625
          1,375,000 Double Branch Cmnty. Dev. Dist. Special Assmt.
                    Rev. Bonds, Ser. B-1, 5.6s, 5/1/07                                    BB-/P           1,373,281
          3,000,000 Duval Cnty. School Dist. G.O. Bonds, AMBAC,
                    6 1/8s, 8/1/04                                                        Aaa             3,213,750
          2,750,000 Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Ascension Hlth. Credit), Ser. A-1, 5 3/4s, 11/15/29                  Aaa             2,925,313
          5,500,000 Escambia Cnty., Poll. Control Rev. Bonds
                    (Champion Intl. Corp.), 6.9s, 8/1/22                                  Baa2            5,713,125
            900,000 FL Cap. Region Cmnty. Dev. Dist. Special Assmt. Rev.
                    Bonds, Ser. B, 5.95s, 5/1/06                                          BB-/P             909,000
          3,970,000 FL Gulf Coast U. VRDN (Gulf Coast U.), 1.3s, 8/1/30                   VMIG1           3,970,000
          2,500,000 FL Hsg. Fin. Agcy. VRDN (Woodlands), 1.24s, 12/1/17                   A-1+            2,500,000
          3,210,000 FL Hsg. Fin. Corp. Rev. Bonds (Noah's Landing Apts.),
                    Ser. H-1, FSA, 5 3/8s, 12/1/41                                        Aaa             3,149,813
          7,000,000 FL State Board of Ed. Cap. Outlay G.O. Bonds
                    (Pub. Ed.), Ser. A, 4 3/4s, 6/1/28                                    AA+             6,711,250
          5,000,000 FL State Board of Ed. Rev. Bonds, Ser. B, FGIC,
                    5 3/4s, 7/1/10                                                        Aaa             5,693,750
          8,000,000 FL State Dept. Env. Protection Rev. Bonds, Ser. B,
                    MBIA, 5s, 7/1/11                                                      Aaa             8,680,000
          6,745,000 FL State Gen. Svcs. Board of Fins. Rev. Bonds,
                    8 1/4s, 7/1/13 (acquired 9/2/98, cost $8,719,396) (RES)               AAA/P           8,987,713
          3,540,000 FL State Mid-Bay Bridge Auth. Rev. Bonds, Ser. A,
                    6.1s, 10/1/22                                                         BBB/P           3,677,175
          2,000,000 Fleming Island Plantation Cmnty. Dev. Dist. Special
                    Assmt. Rev. Bonds, Ser. B, 7 3/8s, 5/1/31                             BB/P            2,165,000
          3,000,000 Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
                    7 1/4s, 10/1/29                                                       BBB-/P          3,157,500
          3,000,000 Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Adventist Hlth. Sunbelt Hosp.), 3.35s, 11/15/32                      A3              3,018,750
          3,645,000 Hillsborough Cnty., Indl. Dev. Auth. Poll. Control
                    Rev. Bonds (Tampa Elec. Co.), 6 1/4s, 12/1/34                         A2              3,727,013
                    Jacksonville, Hlth. Fac. Auth. Indl. Dev. Rev. Bonds
                    (Cypress Village)
          1,350,000 7s, 12/1/22                                                           Baa3            1,263,938
          3,650,000 7s, 12/1/14                                                           Baa3            3,522,250
                    Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
          3,250,000 (Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25                     BB-/P           2,998,125
          9,000,000 (Shell Point Village), Ser. A, 5 1/2s, 11/15/29                       BBB-/P          7,953,750
          7,000,000 Lee Cnty., Rev. Bonds, MBIA, 5s, 10/1/06                              Aaa             7,507,500
          2,065,000 Leesburg, Hosp. Rev. Bonds
                    (Leesbury Regl. Med. Ctr.), 6 1/8s, 7/1/18                            A               2,106,300
                    Maple Ridge Cmnty. Dev. Dist. Special Assmt.
                    Bonds, Ser. B
            700,000 6.15s, 11/1/04                                                        BBB-/P            704,375
          2,300,000 6.15s, 11/1/04 (Prerefunded)                                          AAA/P           2,475,375
          2,750,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                       Baa3            2,825,625
            600,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.8s, 11/15/31                       BB                524,250
          2,500,000 North Broward, Hosp. Dist. Rev. Bonds, 6s, 1/15/31                    A3              2,537,500
                    Oakstead Cmnty. Dev. Dist. Cap. Impt. Rev. Bonds
          1,000,000 Ser. A, 7.2s, 5/1/32                                                  BB/P            1,040,000
          1,500,000 Ser. B, 6 1/2s, 5/1/07                                                BB/P            1,535,625
          3,960,000 Orange Cnty., FL Tourist Dev. Tax Rev. Bonds, Ser. A,
                    AMBAC, 4s, 10/1/05                                                    Aaa             4,162,950
          4,000,000 Orange Cnty., Hlth. Fac. Auth. IFB, 12.34s, 10/1/14
                    (acquired 4/19/95, cost $5,273,120) (RES)                             AAA/P           6,045,000
                    Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Orlando Regl. Hlth. Care)
          5,000,000 MBIA, 6 1/4s, 10/1/18                                                 Aaa             5,925,000
          1,000,000 5 3/4s, 12/1/32                                                       A2                985,000
         10,000,000 Orange Cnty., School Board COP, Ser. A,
                    5 3/8s, 8/1/22                                                        Aaa            10,250,000
          5,950,000 Orlando, Util. Comm. Wtr. & Swr. Fin. Syst. Rev.
                    Bonds, Ser. D, 6 3/4s, 10/1/17                                        Aa2             7,318,500
          1,574,000 Osceola Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Cmnty. Provider Pooled Loan Program),
                    Ser. A, FSA, 7 3/4s, 7/1/10                                           Aaa             1,584,861
          3,000,000 Palm Beach Cnty., School Board COP, Ser. A,
                    AMBAC, 6 3/8s, 8/1/15                                                 Aaa             3,258,750
            115,000 Palm Beach Cnty., Single Fam. Hsg. Auth. Rev. Bonds,
                    Ser. A, GNMA Coll., 7.2s, 10/1/24                                     Aaa               116,150
          7,230,000 Port Everglades, Auth. Rev. Bonds (FL Port Impt.),
                    7 1/8s, 11/1/16                                                       Aaa             9,010,388
          2,360,000 Santa Rosa Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Gulf Breeze Hosp. Inc.), Ser. A, 6.2s, 10/1/14                       BBB+            2,398,350
                    Sarasota Cnty., Pub. Hosp. Board Rev. Bonds
                    (Sarasota Memorial Hosp.), Ser. B, MBIA
          2,000,000 5 1/4s, 7/1/16                                                        Aaa             2,175,000
          2,000,000 5 1/4s, 7/1/15                                                        Aaa             2,177,500
          2,000,000 5 1/4s, 7/1/14                                                        Aaa             2,175,000
          2,665,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds,
                    Ser. A-1, FSA, 7.05s, 1/1/30                                          Aaa             2,788,256
          4,820,000 Sumter Cnty., School Dist. Rev. Bonds
                    (Multi Dist. Loan Program), FSA, 7.15s, 11/1/15                       Aaa             6,211,775
                    Tampa Bay Wtr. Util. Syst. Rev. Bonds, FGIC
          7,000,000 6s, 10/1/29                                                           Aaa             8,085,000
          4,355,000 5 3/4s, 10/1/15                                                       Aaa             4,986,475
          3,000,000 Tampa, Hosp. Rev. Bonds (Cap. Impt.-H, Lee Moffit),
                    Ser. A, 5 3/4s, 7/1/29                                                A               3,011,250
          6,000,000 Tampa, Rev. Bonds (Allegany Hlth. Syst. St. Joseph),
                    MBIA, 6 1/2s, 12/1/23                                                 Aaa             6,667,500
                    Tampa, Util. Tax Rev. Bonds, AMBAC
          2,500,000 6s, 10/1/06                                                           Aaa             2,818,750
          5,800,000 zero %, 10/1/17                                                       Aaa             2,856,500
          1,005,000 Vista Lakes Cmnty. Dev. Dist. Cap. Impt. Rev. Bonds,
                    Ser. B, 6.35s, 5/1/05                                                 BB+/P           1,022,588
            600,000 Walnut Creek Cmnty. Dev. Dist. Special Assmt. Rev.
                    Bonds, Ser. B, 6.4s, 5/1/05                                           BB/P              609,000
          2,105,000 Waterlefe Cmnty., Dev. Dist. Rev. Bonds, Ser. B,
                    6 1/4s, 5/1/10                                                        BB/P            2,149,727
          5,000,000 Winter Haven, Util. Syst. Rev. Bonds, MBIA,
                    4 3/4s, 10/1/28                                                       Aaa             4,793,750
                                                                                                      -------------
                                                                                                        230,550,929

Louisiana (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp. Project),
                     8 5/8s, 12/1/30                                                      CCC/P             888,750

Massachusetts (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30                            BBB             2,097,500

Minnesota (0.3%)
-------------------------------------------------------------------------------------------------------------------
            875,000 MN Agricultural & Econ. Dev. Rev. Bonds
                    (Evangelical Lutheran Project), 6s, 2/1/27                            A3                892,500

Puerto Rico (8.3%)
-------------------------------------------------------------------------------------------------------------------
          5,280,000 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                    Ser. Z, MBIA, 6 1/4s, 7/1/15                                          Aaa             6,322,800
          6,000,000 Cmnwlth. of PR, Hwy. & Trans. Auth. VRDN,
                    Ser. A, AMBAC, 1.05s, 7/1/28                                          VMIG1           6,000,000
          5,950,000 Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds,
                    Ser. A, FSA, 6s, 7/1/12                                               AAA             6,991,250
          3,800,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Fin.
                    Auth. Rev. Bonds (Auxilio Muto Obligation Group),
                    Ser. A, MBIA, 6 1/4s, 7/1/16                                          Aaa             4,146,750
                                                                                                      -------------
                                                                                                         23,460,800

South Carolina (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds,
                    Ser. B, 6 3/8s, 5/15/28                                               A1              1,942,500

Tennessee (3.8%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, MBIA, 5 3/4s, 7/1/23                    Aaa            10,787,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $265,064,455)                                              $278,566,729
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $281,961,771.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2002 was $15,032,713 or 5.3% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2002.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates shown at November 30, 2002, which are subject to change based on the terms of the security.

      The fund had the following industry group concentrations greater than 10% at November 30, 2002 (as a percentage of net assets):

         Hospitals/health care        27.2%
         Water and sewer              11.8

      The fund had the following insurance concentrations greater than 10% at November 30, 2002 (as a percentage of net assets):

         MBIA                         22.8%

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2002
                                 Aggregate Face   Expiration     Unrealized
                   Market Value       Value          Date       Appreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10 yr (Short)       $23,666,301    $23,996,736      Mar-03        $330,435
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$265,064,455) (Note 1)                                                         $278,566,729
-------------------------------------------------------------------------------------------
Cash                                                                                194,552
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    4,032,485
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              320,680
-------------------------------------------------------------------------------------------
Total assets                                                                    283,114,446

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                69,891
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               316,142
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          206,099
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        361,398
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           31,292
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        20,110
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            798
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              116,467
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               30,478
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,152,675
-------------------------------------------------------------------------------------------
Net assets                                                                     $281,961,771

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $270,832,981
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (143,234)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (2,560,685)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       13,832,709
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $281,961,771

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($225,851,438 divided by 24,061,621 shares)                                           $9.39
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.39)*                                $9.86
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($54,983,544 divided by 5,858,412 shares)**                                           $9.39
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,126,789 divided by 120,086 shares)                                                $9.38
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.38)***                              $9.70
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2002 (Unaudited)
Interest income:                                                                 $7,226,149
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    727,091
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      151,630
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     6,171
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,874
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               230,655
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               250,634
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 2,885
-------------------------------------------------------------------------------------------
Other                                                                                62,137
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,435,077
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (18,391)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,416,686
-------------------------------------------------------------------------------------------
Net investment income                                                             5,809,463
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (167,115)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                               3,210,441
-------------------------------------------------------------------------------------------
Net gain on investments                                                           3,043,326
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $8,852,789
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      November 30                May 31
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $5,809,463           $13,465,480
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                  (167,115)              726,850
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              3,210,441             3,661,708
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    8,852,789            17,854,038
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From tax-exempt income
   Class A                                                             (4,814,002)          (10,657,339)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (1,038,581)           (2,718,664)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (22,332)              (40,469)
-------------------------------------------------------------------------------------------------------
 From ordinary income
   Class A                                                                     --                (7,306)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --                (2,117)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                   (31)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                      (7,926,925)           (7,698,843)
-------------------------------------------------------------------------------------------------------
Decrease in net assets                                                 (4,949,051)           (3,270,731)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   286,910,822           290,181,553
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment
income of $143,234 and of $77,782, respectively)                     $281,961,771          $286,910,822
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.29        $9.15        $8.62        $9.30        $9.45        $9.14
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .44          .46          .47          .46          .47
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .10          .14          .53         (.68)        (.16)         .32
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .30          .58          .99         (.21)         .30          .79
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.44)        (.46)        (.47)        (.45)        (.48)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.44)        (.46)        (.47)        (.45)        (.48)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.39        $9.29        $9.15        $8.62        $9.30        $9.45
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.21*        6.47        11.61        (2.18)        3.20         8.80
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $225,851     $225,859     $217,697     $200,961     $233,454     $237,910
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .43*         .85          .84          .86          .98          .96
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.07*        4.77         5.04         5.35         4.87         5.06
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.81*       18.26        25.47        15.32        32.08        42.40
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.29        $9.15        $8.62        $9.30        $9.45        $9.14
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .17          .38          .40          .42          .40          .42
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .10          .14          .53         (.68)        (.16)         .31
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .27          .52          .93         (.26)         .24          .73
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.17)        (.38)        (.40)        (.42)        (.39)        (.42)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.17)        (.38)        (.40)        (.42)        (.39)        (.42)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.39        $9.29        $9.15        $8.62        $9.30        $9.45
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.88*        5.78        10.89        (2.81)        2.56         8.10
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $54,984      $59,987      $71,747      $70,805      $81,876      $71,925
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .75*        1.50         1.49         1.51         1.63         1.61
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.75*        4.12         4.39         4.70         4.23         4.40
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.81*       18.26        25.47        15.32        32.08        42.40
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.29        $9.15        $8.62        $9.29        $9.44        $9.14
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .18          .41          .43          .45          .43          .45
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .09          .14          .53         (.67)        (.16)         .30
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .27          .55          .96         (.22)         .27          .75
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.41)        (.43)        (.45)        (.42)        (.45)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.41)        (.43)        (.45)        (.42)        (.45)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.38        $9.29        $9.15        $8.62        $9.29        $9.44
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.95*        6.16        11.28        (2.37)        2.88         8.36
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,127       $1,065         $738         $520       $1,308       $1,244
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .58*        1.15         1.14         1.16         1.28         1.26
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.92*        4.47         4.73         5.02         4.60         4.74
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  9.81*       18.26        25.47        15.32        32.08        42.40
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Florida Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of securities exempt from the Florida intangibles tax.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2002, the fund had a capital loss carryover of approximately $1,551,000 available to offset future capital gains, if any, which will expire on May 31, 2008.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2003 approximately $150,000 of losses recognized during the period November 1, 2001 to May 31, 2002.

The aggregate identified cost on a tax basis is $265,064,455, resulting in gross unrealized appreciation and depreciation of $15,015,011 and $1,512,737, respectively, or net unrealized appreciation of $13,502,274.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the annual rate equal to the lesser of
(i) 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2002, the fund's expenses were reduced by $18,391 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $655 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $15,692 and $57 from the sale of class A and class M shares, respectively, and $88,434 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2002, Putnam Retail Management, acting as underwriter received $193 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $25,398,141 and $32,623,155, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,972,693         $18,667,431
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               245,946           2,324,215
---------------------------------------------------------------------------
                                             2,218,639          20,991,646

Shares repurchased                          (2,464,112)        (23,316,846)
---------------------------------------------------------------------------
Net decrease                                  (245,473)        $(2,325,200)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,801,587         $44,463,791
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               519,692           4,822,585
---------------------------------------------------------------------------
                                             5,321,279          49,286,376

Shares repurchased                          (4,799,153)        (44,445,018)
---------------------------------------------------------------------------
Net increase                                   522,126          $4,841,358
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    535,284          $5,081,269
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                44,001             415,790
---------------------------------------------------------------------------
                                               579,285           5,497,059

Shares repurchased                          (1,177,420)        (11,150,984)
---------------------------------------------------------------------------
Net decrease                                  (598,135)        $(5,653,925)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,015,529          $9,430,602
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               106,608             989,189
---------------------------------------------------------------------------
                                             1,122,137          10,419,791

Shares repurchased                          (2,506,473)        (23,278,228)
---------------------------------------------------------------------------
Net decrease                                (1,384,336)       $(12,858,437)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     14,155            $133,523
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,636              15,454
---------------------------------------------------------------------------
                                                15,791             148,977

Shares repurchased                             (10,354)            (96,777)
---------------------------------------------------------------------------
Net increase                                     5,437             $52,200
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     31,119            $291,420
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 3,039              28,241
---------------------------------------------------------------------------
                                                34,158             319,661

Shares repurchased                                (154)             (1,425)
---------------------------------------------------------------------------
Net increase                                    34,004            $318,236
---------------------------------------------------------------------------


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With 65 years of experience, Putnam now has over $280 billion in assets under management, over 100 mutual funds, more than 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Florida Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA046-84109  037/365/453  1/03